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                              FIRSTMERIT CORPORATION                  Exhibit 24

                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENTS ON FORM S-8


         The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 (i) a Post Effective Amendment on Form S-8 to the Registration Statement on Form S-4 filed by the Company on June 22, 1998, to register certain shares of the Company's Common Stock that may be issued by the Company pursuant to certain stock option plans of Security First Corp. (the "Plans"); (ii) a Post Effective Amendment to Registration Statements on Form S-8 of Security First Corp. filed on May 2, 1996 and June 30, 1993 in order to de-register shares of Security First Corp.'s Common Stock currently subject to the Plans; (iii) a Post Effective Amendment to the Registration Statement on Form S-4 filed by the Company on June 22, 1998, to de-register shares of Security First Common Stock exchanged for the Company's Common Stock, and (iv) any and all amendments and exhibits to any of the foregoing and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 15th day of October, 1998, unless otherwise indicated
below.
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
/s/ John R. Cochran                                           /s/ Jack R. Gravo
-------------------------------------------                   ----------------------------------------------------------
John R. Cochran                                               Jack R. Gravo
Chairman and Chief Executive Officer                          Executive Vice President, Finance and Administration
                                                              (Chief Financial Officer and Chief Accounting Officer)


/s/ Karen S. Belden                                           /s/ R. Cary Blair
-------------------------------------------                   ----------------------------------------------------------
Karen S. Belden, Director                                     R. Cary Blair, Director


/s/ John C. Blickle                                           /s/ Sid A. Bostic
-------------------------------------------                   ----------------------------------------------------------
John C. Blickle, Director                                     Sid A. Bostic, Director


                                                              /s/ Richard Colella
-------------------------------------------                   ----------------------------------------------------------
Robert W. Briggs, Director                                    Richard Colella, Director


/s/ Elizabeth A. Dalton                                       /s/ Terry L. Haines
-------------------------------------------                   ----------------------------------------------------------
Elizabeth A. Dalton, Director                                 Terry L. Haines, Director


/s/ Clifford J. Isroff                                        /s/ Philip A. Lloyd, II
-------------------------------------------                   ----------------------------------------------------------
Clifford J. Isroff, Director                                  Philip A. Lloyd, II, Director


/s/ Robert G. Merzweiler
-------------------------------------------                   ----------------------------------------------------------
Robert G. Merzweiler, Director                                Stephen E. Myers, Director


/s/ Roger T. Read                                             /s/ Justin T. Rogers
-------------------------------------------                   ----------------------------------------------------------
Roger T. Read, Director                                       Justin T. Rogers, Director


/s/ Richard N. Seaman                                         /s/ Jerry M. Wolf
-------------------------------------------                   ----------------------------------------------------------
Richard N. Seaman, Director                                   Jerry M. Wolf, Director
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